SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event Reported):
                               September 21, 2000


                            1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                           Delaware 0-26841 11-3117311
--------------------------------------- ------------------------------------
            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)


                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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  (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)




ITEM 5.  OTHER EVENTS.


On September 21, 2000, 1-800-FLOWERS.COM, Inc. (the "Company"), entered into a new five-year, $22.1 million interactive marketing agreement with America Online, Inc., ("AOL") that effectively extends and enhances their e-commerce partnership for two additional years, through August 2005.


The new agreement, effective October 1, 2000, replaces an existing four-year, $42.0 million agreement that was entered into on September 1, 1999. Under the terms of the new agreement, The Company will continue as the exclusive marketer of fresh-cut flowers across all six AOL properties including AOL, AOL.com, CompuServe, Netscape Netcenter, Digital City, and ICQ and will receive enhanced promotions across several AOL properties.

As a result of the termination of the previous agreement, the Company will take a one-time, non-cash charge of approximately $7.3 million in its fiscal 2001 first quarter associated with monies previously paid under the old agreement. Pursuant to the terms of the new agreement, the Company will pay AOL $22.1 million over the new five-year term of the agreement, which reduces the Company's annual amortization of the AOL agreement by approximately $5.5 million per year.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation                     Description of Exhibit
99.1                            Press release, dated September 22, 2000


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             1-800-FLOWERS.COM, INC.


DATE:  September 21, 2000                    By:    /s/ William E. Shea
                                                    -------------------
                                             William E.Shea
                                             Chief Financial Officer
                                             Senior Vice-President-Finance
                                             and Administration

                                INDEX TO EXHIBITS


       Exhibit          Description

         99.1           Text of press release September 22, 2000


                                                              EXHIBIT 99.1

                         [1-800-FLOWERS.COM, Inc. LOGO]

FOR IMMEDIATE RELEASE

Investor Contact:                               Media Contacts:
Joseph D. Pititto                               Ken Young
(516) 237-6131                                  (516) 237-6102
E-mail: invest@1800flowers.com                  kyoung@1800flowers.com

                                                Mike Rosen
                                                Bratskeir and Company
                                                (212) 679-2233 (Ext. 213)
                                                E-mail: mrosen@bratskeir.com


1-800-FLOWERS.COM AND AMERICA ONLINE ANNOUNCE NEW FIVE-YEAR AGREEMENT

Replacement of prior agreement extends long-running e-commerce relationship an additional two years

Westbury,  NY,  September  22, 2000 --  1-800-FLOWERS.COM
(NASDAQ: FLWS), a leading multi-channel provider of thoughtful gifts, today announced a new five-year agreement with America Online, Inc., the world s leading interactive services company, that effectively extends and enhances their e-commerce partnership for two additional years, through August 2005.

The new  agreement,  which is  effective  October 1, 2000,  replaces an existing four-year contract that was announced a year ago. Under the terms of the new agreement, 1-800-FLOWERS.COM will continue as the exclusive marketer of fresh-cut flowers across six AOL properties including AOL, AOL.com, CompuServe, Netscape Netcenter, Digital City, and ICQ and receive increased promotions across several AOL properties; AOL will also receive increased cross-promotion in 1-800-FLOWERS.COM marketing channels. 1-800-FLOWERS.COM said the new agreement provides significant cost savings over the life of the contract, thereby enhancing its ability to attain its stated goal of returning to positive EBITDA in the fourth quarter of fiscal 2001 and for full-year fiscal 2002.

Jim McCann, CEO of 1-800-FLOWERS.COM, said "Our Company has had eight years of experience in the e-commerce arena, and we know which relationships result in the best return for our marketing spending. AOL is clearly one of the most effective partners we have, and we are extremely pleased to be able to cost effectively extend our relationship and enhance it with increased promotions that we believe will drive more traffic to our web site."

Myer Berlow, AOL's President of Interactive Marketing, said, "1-800-FLOWERS is one of our oldest e-commerce relationships. Together we're helping to build the e-commerce medium for consumers, and we're looking forward to extending our relationship with them in ways that are beneficial both to the company and its many customers."
                                     (more)

1-800-FLOWERS.COM and America Online Announce New Five-Year Agreement, pg. 2






About 1-800-FLOWERS.COM
With one of the most recognized brands in retail, 1-800-FLOWERS.COM provides a broad range of thoughtful gifts including flowers, gourmet foods, candies, gift baskets and other unique gifts to customers around the world via: the Internet (www.1800flowers.com), AOL (keyword: flowers; keyword: gardenworks) and other online services; by calling 1-800-FLOWERS (1-800-356-9377) 24 hours a day; or by visiting one of its Company-operated or franchised stores. 1-800-FLOWERS.COM currently maintains strategic online relationships with America Online, Microsoft Network, Snap.com, and Yahoo!, among others. The company was recently named the top gift site on the Web by ClicksGuide.com. The Company's Class A Common Stock is listed on the NASDAQ National Market under the symbol "FLWS."

About AOL
Founded in 1985, America Online, Inc., based in Dulles, Virginia, is the world's leader in interactive services, Web brands, Internet technologies and e-commerce services. America Online, Inc. operates: two worldwide Internet services, America Online, with more than 23 million members, and CompuServe, with more than 2.8 million members; several leading Internet brands including ICQ, AOL Instant Messenger and Digital City, Inc.; the Netscape Netcenter and AOL.COM portals; the Netscape Navigator and Communicator browsers; MapQuest.com, the leader in providing online, voice and wireless mapping, directions and destination information solutions to businesses and consumers; AOL Moviefone, the nation's #1 movie listing guide and ticketing service; and Spinner.com and NullSoft's Winamp, leaders in Internet music. Through its strategic alliance with Sun Microsystems, the company develops and offers easy-to-deploy, end-to-end e-commerce and enterprise solutions for companies operating in the Net Economy.

Special Note Regarding Forward-Looking Statements:
A number of statements contained in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements. These risks and uncertainties include, but are not limited to: the Company's ability to maintain and enhance its online shopping web sites to attract customers; its ability to successfully introduce new products and product categories; its ability to execute its contracts and maintain good relations with key third party vendors; its ability to recognize cost savings from the new contract; its reliance on third party vendors for a significant portion of its order fulfillment; its ability to cost effectively acquire and retain customers; its reliance on third party vendors for a portion of its customer traffic; its ability to continue growing revenues; its ability to attain positive EBITDA; and its ability to maintain its position as an industry leader in its retail business sector. For a more detailed description of these and other risk factors, please refer to the Company's Securities and Exchange Commission filings including the Company's recently filed Form 8-K, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

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